Exhibit 99.1

Crescent Energy to Acquire SilverBow Resources for $2.1 Billion,

Creating a Leading Growth Through Acquisition Company with a Premier Eagle Ford Position

Combined company to be the second largest operator in the Eagle Ford

Creates leading mid-cap E&P with scaled, balanced portfolio of high-quality assets

Substantial free cash flow generation with disciplined capital allocation framework

Well-positioned for further growth through accretive, returns-driven M&A

HOUSTON, May 16, 2024 – Crescent Energy Company (NYSE: CRGY) (“Crescent” or the “Company”) and SilverBow Resources, Inc. (NYSE: SBOW) (“SilverBow”), today announced that they have entered into a definitive agreement pursuant to which Crescent will acquire SilverBow in a transaction valued at $2.1 billion. The transaction will create a scaled company with a balanced portfolio of high-quality and long-life assets, an attractive, returns-driven financial framework and strong balance sheet, led by a management team and Board with significant operating and investing expertise that is well-positioned to drive long-term growth and value creation.

SilverBow shareholders will receive 3.125 shares of Crescent Class A common stock for each share of SilverBow common stock, with the option to elect to receive all or a portion of the proceeds in cash at a value of $38 per share, subject to possible pro ration with a maximum total cash consideration for the transaction of $400 million.

The Transaction Offers Compelling Value for All Shareholders:

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High-Quality, Scaled and Complementary Asset Portfolio – Complementary combination creates the 2nd largest operator in the Eagle Ford with a broader portfolio of roughly 250 Mboe/d of low-decline, long-life production and a deep, high-quality inventory that supports compelling returns through cycles.

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Focus on Free Cash Flow and Disciplined Capital Allocation – The combined company’s advantaged asset profile generates substantial free cash flow governed by disciplined, investor-first capital allocation, with a strong balance sheet and peer leading return of capital framework, which includes a fixed dividend and stock buyback program.

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Potential for Meaningful Cost Savings and Efficiencies – Scaled enterprise advantages and complementary assets expected to drive significant annual synergies of $65 to $100 million through immediate cost of capital savings and operating efficiencies.

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Creates “Must-Own” Mid-Cap E&P Primed for Sustainable Value Creation – The combined company will have the investing and operating expertise, the balance sheet strength and the capital markets access necessary to continue executing on Crescent’s proven strategy of free cash flow and prudent growth through disciplined, returns-driven M&A.

“This is a compelling transaction for shareholders of both companies, creating a premier growth through acquisition platform,” said John Goff, Crescent’s Chairman of the Board. “As Chairman and a major long-term shareholder, it has been exciting to watch this business execute on the strategy management laid out from the very beginning. This combination further positions Crescent as a leading growth business, and we look forward to welcoming the SilverBow team as we continue to build this company.”

Crescent CEO David Rockecharlie said, “The combination with SilverBow, which is expected to be immediately accretive to all key per share metrics, solidifies Crescent as a leading operator in the Eagle Ford and strengthens the company’s growth platform with increased scale. The SilverBow team has built a complementary and high-quality position in the Eagle Ford, and we believe the combination offers a unique value proposition in our evolving sector. The combined company will have an attractive and balanced portfolio of stable, low-decline and highly cash-generative production with a deep inventory of proven drilling locations, well-positioned for flexible capital allocation through commodity cycles. This combination creates a leading mid-cap company with significant value creation potential and the stability of a large-cap operator.”

SilverBow CEO Sean Woolverton added, “This is an exciting new chapter for SilverBow and a compelling value proposition for our shareholders. The transaction delivers an attractive premium to SilverBow shareholders, with a choice to opt into the significant upside, sustainable value and meaningful synergies that we see in this combination by receiving Crescent shares — or to receive immediate cash liquidity. This transaction is consistent with our commitment to pursuing any path that will maximize value for shareholders and is the result of a review of alternatives conducted with the assistance of our financial and legal advisors. The SilverBow team built an incredible company, and today’s exciting announcement is a testament to their hard work and dedication. This combination of two strong companies positions the pro forma business for continued success above and beyond what either company could achieve on its own.”

Transaction Details

Under the terms of the agreement, SilverBow shareholders who elect to receive stock will receive 3.125 shares of Crescent Class A common stock for each share of SilverBow common stock. The transaction is structured as a cash-election merger with shareholders able to elect to receive $38 per share in cash up to a maximum total cash consideration of $400 million (the “Available Cash Election Amount”). If aggregate cash elections by shareholders exceed the Available Cash Election Amount, shareholders electing cash only will receive a mix of cash and stock that limits the total transaction cash consideration to the Available Cash Election Amount. Pro forma for the transaction, Crescent shareholders will own between approximately 69% and 79% and SilverBow shareholders will own between approximately 21% and 31% of the combined company, on a fully diluted basis and dependent on the final cash consideration at closing.

Timing and Approvals

The combination has been unanimously approved by the boards of directors of both companies. A special committee of independent directors of Crescent (the “Special Committee”) have also unanimously approved the transaction. Current Crescent shareholders representing ~43% of total Class A common stock and Class B common stock outstanding have entered into voting agreements in support of the transaction. The transaction, which will be subject to customary closing conditions, including approvals by shareholders of each company and typical regulatory agencies, is targeted to close by the end of the third quarter of this year.

Governance

After close, the Crescent board of directors will increase to 11 members with the addition of 2 directors to be designated by SilverBow. John Goff will continue to serve as Non-Executive Chairman and David Rockecharlie will continue to serve as Chief Executive Officer of the combined company. Crescent will remain headquartered in Houston.

Advisors

Crescent’s financial advisors in connection with the acquisition are Jefferies LLC, as lead advisor, and Wells Fargo. Crescent’s counsel is Vinson & Elkins LLP. Wells Fargo Bank, NA has also provided $2.0 billion of committed financing for the transaction.

The Special Committee retained Intrepid Partners, LLC as financial advisor and Richards, Layton & Finger LLP as counsel.

SilverBow’s joint financial advisors are BofA Securities, Inc. and Evercore and its counsel is Gibson, Dunn & Crutcher LLP.

Conference Call Details

Crescent and SilverBow plan to host a joint conference call and webcast at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time on May 16, 2024. Complete details are below. A webcast replay and investor presentation regarding the transaction can be found at www.crescentenergyco.com and www.sbow.com.

Date: Thursday, May 16, 2024

Time: 7:30 a.m. CT (8:30 a.m. ET)

Conference Dial-In: 877-407-0989 / 201-389-0921 (Domestic / International)

Webcast Link: https://ir.crescentenergyco.com/events-presentations/

A replay of the webcast will be archived on the companies’ Investor Relations websites beginning 1 hour after the conference call.

About Crescent Energy Company

Crescent is a differentiated U.S. energy company committed to delivering value for shareholders through a disciplined growth through acquisition strategy and consistent return of capital. Crescent’s portfolio of low-decline, cash-flow oriented assets comprises both mid-cycle unconventional and conventional assets with a long reserve life and deep inventory of high-return development locations in the Eagle Ford and Uinta basins. Crescent’s leadership is an experienced team of investment, financial and industry professionals that combines proven investment and operating expertise. For more than a decade, Crescent and its predecessors have executed on a consistent strategy focused on cash flow, risk management and returns. For additional information, please visit www.crescentenergyco.com.

About SilverBow Resources

SilverBow Resources, Inc. (NYSE: SBOW) is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas in the Eagle Ford Shale and Austin Chalk in South Texas. With over 30 years of history operating in South Texas, the Company possesses a significant understanding of regional reservoirs which it leverages to assemble high quality drilling inventory while continuously enhancing its operations to maximize returns on capital invested. For more information, please visit www.sbow.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between Crescent Energy Company (“Crescent”) and SilverBow Resources, Inc. (“SilverBow”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information About the Transaction

In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The Transaction will be submitted to Crescent’s stockholders and SilverBow’s stockholders for their consideration. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and SilverBow. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or send to stockholders of Crescent or SilverBow in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700.

Participants in the Solicitation Regarding the Transaction

Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Crescent’s directors and executive officers is contained in the Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders filed with the SEC on April 9, 2024 (the “Definitive Proxy Statement”). You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Important Additional Information About the SilverBow Annual Meeting

SilverBow, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with SilverBow’s 2024 Annual Meeting. SilverBow has filed the Definitive Proxy Statement with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card.

The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement (available here) in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of SilverBow’s securities by SilverBow’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below.

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY SILVERBOW WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of SilverBow’s website (https://www.sbow.com/investor-relations).

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Crescent or SilverBow expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Crescent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of SilverBow may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Crescent’s common stock or SilverBow’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Crescent and SilverBow to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Crescent’s or SilverBow’s control, including those detailed in Crescent’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://ir.crescentenergyco.com and on the SEC’s website at http://www.sec.gov, and those detailed in SilverBow’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on SilverBow’s website at https://sbow.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Crescent or SilverBow believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Crescent and SilverBow undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Crescent Energy Investor Relations Contacts

IR@crescentenergyco.com

Crescent Energy Media Contacts

Media@crescentenergyco.com

SilverBow Investor Relations Contacts

Jeff Magids

Vice President of Finance & Investor Relations

(281) 874-2700, (888) 991-SBOW

ir@sbow.com

SilverBow Media Contacts

Adam Pollack / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449